JANUARY 26, 2017

SUPPLEMENT TO

HARTFORD HEALTHCARE HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

SUMMARY PROSPECTUS DATED MAY 1, 2016,

AND HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2016,

AS AMENDED JANUARY 12, 2017 AND AUGUST 10, 2016

Kirk J. Mayer, CFA has announced his plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Harford Healthcare HLS Fund (the “Fund”), as of June 30, 2017.  Accordingly, Mr. Mayer will no longer serve as a portfolio manager to the Fund as of June 30, 2017.  Jean M. Hynes, CFA, Ann C. Gallo and Robert L. Deresiewicz will continue to serve as the Fund’s portfolio managers.  Mr. Mayer’s portfolio manager responsibilities are expected to transition to Ms. Gallo during the period prior to his withdrawal.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7306	January 2017